                               FIRST EAGLE FUNDS

                            FIRST EAGLE GLOBAL FUND
                           FIRST EAGLE OVERSEAS FUND
                          FIRST EAGLE U.S. VALUE FUND
                             FIRST EAGLE GOLD FUND
                          FIRST EAGLE FUND OF AMERICA

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                      SUPPLEMENT DATED NOVEMBER 10, 2004
                       TO PROSPECTUS DATED MARCH 1, 2004

    The first paragraph of the section of the Prospectus titled DEFENSIVE INVESTMENT STRATEGIES on page six has been replaced and will now read in its entirety:

   The Funds may engage in currency exchange transactions to, among other reasons, hedge against losses in the U.S. dollar value of their portfolio securities resulting from possible variations in exchange rates. A currency exchange may be conducted on a spot (i.e., cash) basis or through a forward currency exchange contract or other cash management position. Although such hedged positions may be used to protect the Funds from adverse currency movements, the use of hedges may reduce or eliminate potential profits from currency fluctuations that are otherwise in the Funds' favor.

                                   *  *  *  *

    The information contained in this Supplement modifies (and if inconsistent, replaces) information in the Prospectus dated March 1, 2004.